UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant X

Filed by a Party other than the Registrant

Check the appropriate box:

Preliminary Information Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

x Definitive Information Statement

ADVANCED SERIES TRUST

(Name of Registrant As Specified In Its Charter)

(Name of Person(s) Filing Information Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

xNo fee required

Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)Title of each class of securities to which transaction applies:

(2)Aggregate number of securities to which transaction applies:

(3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)Proposed maximum aggregate value of transaction:

(5)Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)Amount Previously Paid:

(2)Form, Schedule or Registration Statement No.:

(3)Filing Party:

(4)Date Filed:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT

The Information Statement is available at: www.PrudentialAnnuities.com/investor/invprospectus

ADVANCED SERIES TRUST

AST Western Asset Core Plus Bond Portfolio

AST Western Asset Corporate Bond Portfolio

AST Western Asset Emerging Markets Debt Portfolio

655 Broad Street

17th Floor

Newark, New Jersey 07102

INFORMATION STATEMENT

October 8, 2020

To the Shareholders:

At a regular meeting held on June 15-16, 2020, the Board of Trustees (the Board) of Advanced Series Trust approved new subadvisory agreements for the AST Western Asset Core Plus Bond Portfolio, AST Western Asset Corporate Bond Portfolio and the AST Western Asset Emerging Markets Debt Portfolio (each, a Portfolio, and collectively, the Portfolios).

PGIM Investments LLC (PGIM Investments) and AST Investment Services, Inc. (ASTIS, and together with PGIM Investments, the Manager), as investment managers to the AST Western Asset Core Plus Bond Portfolio and AST Western Asset Emerging Markets Debt Portfolio, have entered into new subadvisory agreements with Western Asset Management Company LLC (WAMCO) and Western Asset Management Company Limited (WAML). PGIM Investments as the sole investment manager to the AST Western Asset Corporate Bond Portfolio, has entered into a new subadvisory agreement with WAMCO, WAML, Western Asset Management Company Ltd. – Japan; and Western Asset Management Company Pte. Ltd. – Singapore (collectively, Western Asset) (collectively, the New Subadvisory Agreements).

The Board's approval of the New Subadvisory Agreements was in connection with the change of control of Legg Mason, Inc. (Legg Mason), the parent company of Western Asset, which resulted from Franklin Resources, Inc.'s (Franklin) acquisition of Legg Mason. In February 2020, Legg Mason entered into an agreement with Franklin under which Franklin would acquire Legg Mason (the Transaction). The Transaction closed on July 31, 2020. Franklin is a holding company that, together with its subsidiaries operates as Franklin Templeton®. Upon the closing of the Transaction, Legg Mason became a direct wholly-owned subsidiary of Franklin, and Western Asset became an indirect subsidiary of Franklin. As such, the Transaction resulted in a change of control of Legg Mason and Western Asset and, therefore, an assignment (within the meaning of the Investment Company Act of 1940) and automatic termination of the prior subadvisory agreements between the Manager and Western Asset for the Portfolios.

The New Subadvisory Agreements became effective on July 31, 2020, and are identical to the prior subadvisory agreements between the Manager and Western Asset. The investment management agreements relating to the Portfolios has not been, and will not be, changed as a result of the New Subadvisory Agreements. The Manager will continue to manage the Portfolios.

This information statement describes the circumstances surrounding the Board's approval of the New Subadvisory Agreements and provides you with an overview of their terms. This information statement does not require any action by you. It is provided to inform you about the change in the Portfolios' subadvisory arrangements.

By order of the Board,

Andrew R. French

Secretary

THIS IS NOT A PROXY STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ASTWAIS-A

Trustees), approved: (i) new subadvisory agreements among

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT The Information Statement is available at: www.PrudentialAnnuities.com/investor/invprospectus

ADVANCED SERIES TRUST

AST Western Asset Core Plus Bond Portfolio

AST Western Asset Corporate Bond Portfolio

AST Western Asset Emerging Markets Debt Portfolio

655 Broad Street

17th Floor

Newark, New Jersey 07102

INFORMATION STATEMENT

October 8, 2020

This information statement is being furnished in lieu of a proxy statement to beneficial shareholders of the AST Western Asset Core Plus Bond Portfolio, AST Western Asset Corporate Bond Portfolio, and AST Western Asset Emerging Markets Debt Portfolio (each, a Portfolio, and collectively, the Portfolios) each a series of Advanced Series Trust (AST or the Trust), pursuant to the terms of exemptive orders (the Manager-of-Managers Orders) issued by the Securities and Exchange Commission (the SEC). The Manager-of-Managers Orders permit the Portfolios' investment managers to hire subadvisers that are not affiliated with the investment managers, and to make changes to certain existing subadvisory agreements with the approval of the Board of Trustees of the Trust, without obtaining shareholder approval.

AST is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). AST is organized as a Massachusetts business trust. Each Portfolio is a series of the Trust.

The Trustees of AST are collectively referred to herein as the "Board" or "Trustees." The principal executive offices of AST are located at 655 Broad Street, 17th Floor, Newark, NJ 07102. PGIM Investments LLC (PGIM Investments) and AST Investment Services, Inc. (ASTIS) serve as the investment managers of the AST Western Asset Core Plus Bond Portfolio and the AST Western Asset Emerging Markets Debt Portfolio. PGIM Investments serves as the sole investment manager to the AST Western Asset Corporate Bond Portfolio. When used in this Information Statement, the "Manager" refers to (i) PGIM Investments with respect to the AST Western Asset Corporate Bond Portfolio and (ii) PGIM Investments and ASTIS with respect to the AST Western Asset Core Plus Bond Portfolio and the AST Western Asset Emerging Markets Debt Portfolio.

This information statement relates to the approval by the Board of a new subadvisory agreement for each Portfolio. At a meeting of the Board held on June 15-16, 2020 (the Meeting), the Board, including a majority of the Trustees who are not parties to the new subadvisory agreements, and who are not interested persons of those parties, as defined in the 1940 Act (the Independent the Manager, Western Asset Management Company LLC (WAMCO) and Western Asset Management Company Limited (WAML) for the AST Western Asset Core Plus Bond Portfolio;

(ii)new subadvisory agreements among the Manager, WAMCO and WAML for the AST Western Asset Emerging Markets Debt Portfolio; and (iii) a new subadvisory agreement among the Manager, WAMCO, WAML, Western Asset Management Company Ltd. – Japan (Western Asset Japan); and Western Asset Management Company Pte. Ltd. – Singapore (Western Asset Singapore, and collectively, Western Asset) for the AST Western Asset Corporate Bond Portfolio (collectively, the New Subadvisory Agreements).

The Board's approval of the New Subadvisory Agreements was in connection with the change of control of Legg Mason, Inc. (Legg Mason), the parent company of Western Asset, which resulted from Franklin Resources, Inc.'s (Franklin) acquisition of Legg Mason. In February 2020, Legg Mason entered into an agreement with Franklin under which Franklin would acquire Legg Mason (the Transaction). The Transaction closed on July 31, 2020. Franklin is a holding company that, together with its subsidiaries operates as Franklin Templeton®. Upon the closing of the Transaction, Legg Mason became a direct wholly-owned subsidiary of Franklin, and Western Asset became an indirect subsidiary of Franklin. As such, the Transaction resulted in a change of control of Legg Mason and Western Asset and, therefore, an assignment (within the meaning of the Investment Company Act of 1940) and automatic termination of the prior subadvisory agreements between the Manager and Western Asset for the Portfolios.

The New Subadvisory Agreements became effective on July 31, 2020, and are identical to the prior subadvisory agreements between the Manager and Western Asset that were terminated as a result of the Transaction (the Prior Subadvisory Agreements). The investment objective of each of the Portfolios has not changed. The investment management agreements between the Manager and the Trust (the Management Agreements) relating to the Portfolios have not been, and will not be, changed as a result of the New Subadvisory Agreements. The Management Agreements were each last approved by the Trustees, including a majority of the Independent Trustees, at the Meeting.

Western Asset will pay for the costs associated with preparing and distributing this information statement to the shareholders of the Portfolios. A Notice of Internet Availability for this information statement will be mailed on or about October 12, 2020 to shareholders investing in the Portfolios as of July 31, 2020.

THIS IS NOT A PROXY STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

NEW SUBADVISORY AGREEMENT

Approval of the New Subadvisory Agreements

As required by the 1940 Act, due to an anticipated "change of control" of Legg Mason, the Board of AST, including the Independent Trustees, considered whether to approve the New Subadvisory Agreements.

At the Meeting, the Board, including all of the Independent Trustees, considered and approved the New Subadvisory Agreements after concluding that approval of the New Subadvisory Agreements was in the best interests of the Portfolios and their respective shareholders. The Board noted that it had most recently approved the Prior Subadvisory Agreements at the June 2019 Board meeting (the Prior Meeting), and that the New Subadvisory Agreements would not take effect until the anticipated change of control was complete.

The Board's approval of the New Subadvisory Agreements was in connection with the anticipated change of control of Legg Mason. The Board considered that Franklin would acquire 100% of Legg Mason, the parent company of Western Asset, in the Transaction, causing each of the Legg Mason Affiliates to become an indirect subsidiary of Franklin. The Board was advised that the completion of the Transaction would constitute a "change of control" of Legg Mason and Western Asset, resulting in the assignment and termination of the Prior Subadvisory Agreements between the Manager and Western Asset.

In advance of the Meeting, the Board requested and received materials related to the New Subadvisory Agreements, and had the opportunity to ask questions and request further information in connection with its considerations.

Before approving the New Subadvisory Agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Portfolios by Western Asset; comparable performance information; the fees paid by the Manager to Western Asset; the potential for economies of scale that may be shared with the Portfolios and their respective shareholders; and other benefits to Western Asset. In connection with its deliberations, the Board considered information provided by the Manager and Western Asset at, or in advance of, the Meeting. In its deliberations, the Board did not identify any single factor that, alone, was responsible for the Board's decision to approve the New Subadvisory Agreements.

The Board determined that the overall arrangements between the Manager and Western Asset, who will continue to subadvise the Portfolios pursuant to the terms of the New Subadvisory Agreements, are in the best interests of the Portfolios and their respective shareholders, in light of the services to be performed and the fees to be charged under the New Subadvisory Agreement, and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board's approval of the New Subadvisory Agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board noted that it had most recently received and considered information regarding the nature, quality and extent of services provided to the Portfolios by the Western Asset in connection with its approval of the Prior Subadvisory Agreements at the Prior Meeting. The Board also noted that the nature and extent of services to be provided to Portfolios under the Prior Subadvisory Agreements are identical in all material respects to those to be provided by Western Asset under the New Subadvisory Agreements.

With respect to quality of services, the Board considered, among other things, the backgrounds and experiences of the portfolio management teams of Western Asset that serve the Portfolios, and that such teams would continue to serve the Portfolios after the Transaction and would otherwise be unaffected. In connection with the approval of the Prior Subadvisory Agreements for the Portfolio, the Board had reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who are responsible for the day-to-day management of the Portfolios. The Board was also provided information pertaining to the organizational structure of Legg Mason and Western Asset, senior management and investment operations, among other relevant information. The Board noted that it had received favorable compliance reports from AST's Chief Compliance Officer at the Prior Meeting regarding Western Asset in connection with its approval of the Prior Subadvisory Agreements.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services provided to the Portfolios by Western Asset under the Prior Subadvisory Agreements, and that there was a reasonable basis on which to conclude that the quality of investment subadvisory services to be provided by Western Asset under the New Subadvisory Agreements should equal the quality of similar services provided by Western Asset under the Prior Subadvisory Agreements.

Performance

The Board noted that it had reviewed and been satisfied with the investment performance of the Portfolios in connection with its approval of the Prior Subadvisory Agreements, and that there was a reasonable basis on which to conclude that the investment performance of the Portfolios under the New Subadvisory Agreements should not change as a result of the Transaction.

Subadvisory Fee Rates

The Board noted that the subadvisory fee rates payable to Western Asset in connection with the Portfolios would remain unchanged as a result of the Transaction. The Board noted that it had reviewed the subadvisory fee rates paid to Western Asset in connection with its approval of the Prior Subadvisory Agreements at the Prior Meeting and determined that such fee rates were reasonable.

Profitability

The Board noted that, since Western Asset is not affiliated with the Manager, the revenues derived by Western Asset under the New Subadvisory Agreements would not be included in any future profitability calculations of the Manager, and concluded that the level of profitability of subadvisers not affiliated with the Manager, such as Western Asset, may not be as significant as the Manager's profitability, given the arm's-length nature of the process by which the subadvisory fee rates were negotiated by the Manager and the unaffiliated subadvisers, as well as the fact that the Manager compensates subadvisers out of its management fees.

Economies of Scale

The Board noted that the proposed subadvisory fee schedules for the Portfolios under the New Subadvisory Agreements contain breakpoints that reduce the fee rates on assets above specified levels, and that the fee schedules are the same as the fee schedules under the Prior Subadvisory Agreements that were approved by the Board at the Prior Meeting. The Board noted that it would consider economies of scale in connection with future annual reviews of the New Subadvisory Agreements.

Other Benefits to the Western Asset

The Board noted that it had considered potential "fall-out" or ancillary benefits anticipated to be received by Western Asset, and its respective affiliates, in connection with its approval of the Prior Subadvisory Agreements at the Prior Meeting, and that the Transaction would not result in any changes to the information it considered at the Prior Meeting. The Board also noted that it would review ancillary benefits in connection with future annual reviews of the New Subadvisory Agreements.

***

After full consideration of these factors, the Board concluded that approving the New Subadvisory Agreements was in the best interests of the Portfolios and their respective beneficial shareholders.

The New Subadvisory Agreements are attached as Exhibits A-E.

Information about Western Asset

Western Asset. Effective July 31, 2020, WAMCO & WAML are wholly-owned indirect subsidiaries of Franklin. WAMCO, established in 1971, acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by WAMCO and its supervised affiliates, including Western Asset Management Company Ltd. – Japan and Western Asset Management Company Pte. Ltd. – Singapore, were approximately $468.5 billion as of June 30, 2020. WAMCO's address is 385 East Colorado Boulevard, Pasadena, California 91101. WAML acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. WAML is located at 10 Exchange Place, London, England.

Additional information about Western Asset is attached as Exhibit F.

Western Asset Japan. Effective July 31, 2020, Western Asset Japan is a wholly owned indirect subsidiary of Franklin Resources, Inc. Western Asset Japan acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Western Asset Japan is located at 36F Shin-Marunouchi Building, 5-1 Marunouchi 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan.

Additional information about Western Asset Japan is attached as Exhibit G.

Western Asset Singapore. Effective July 31, 2020, Western Asset Singapore is a wholly-owned indirect subsidiary of Franklin Resources, Inc. Western Asset Singapore acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Western Asset Singapore is located at 1 George Street #23-01, Singapore 049145.

Additional information about Western Asset Singapore is attached as Exhibit H.

Terms of the New Subadvisory Agreements

The material terms of the New Subadvisory Agreements are identical to the material terms of the Prior Subadvisory Agreements. Western Asset is compensated by the Manager (and not the Portfolios) based on the amount of assets in the portion of the Portfolio it manages. The subadvisory fee rates under the Prior Subadvisory Agreement, the subadvisory fee rates under the New Subadvisory Agreement, and the subadvisory fees paid to Western Asset for the fiscal year ended December 31, 2019, are set forth below:

Portfolio	Prior Subadvisory Fee Rates	New Subadvisory Fee Rates	Subadvisory Fees
Paid for the Fiscal
Year Ended
December 31, 2019
AST Western Asset	WAMCO/WAML	WAMCO/WAML
Core Plus Bond	0.225% of average daily net assets on the	0.225% of average daily net assets on the
Portfolio	first $300 million;	first $300 million;
	0.150% of average daily net assets to $2	0.150% of average daily net assets to $2	$5,185,288
	billion;	billion;
	0.100% of average daily net assets over	0.100% of average daily net assets over
	$2 billion	$2 billion
AST Western Asset	Western Asset	Western Asset
Corporate Bond	0.15% of average daily net assets to $500	0.15% of average daily net assets to $500
Portfolio	million;	million;	$2,810
	0.125% of average daily net assets over	0.125% of average daily net assets over
	$500 million to $1.5 billion;	$500 million to $1.5 billion;
	0.10% of average daily net assets over	0.10% of average daily net assets over
	$1.5 billion	$1.5 billion
AST Western Asset	WAMCO/WAML	WAMCO/WAML
Emerging Markets	0.40% of average daily net assets to $100	0.40% of average daily net assets to $100
Debt Portfolio	million;	million;	$409,597
	0.20% of average daily net assets over	0.20% of average daily net assets over
	$100 million	$100 million

WAML/WAMCO: For purposes of calculating the subadvisory fee payable to WAMCO with respect to the AST Western Asset Core Plus Bond Portfolio, the assets managed by WAMCO in the AST Western Asset Core Plus Bond Portfolio will be aggregated with the assets managed by WAML in the AST Western Asset Core Plus Bond Portfolio. For purposes of calculating the subadvisory fee payable to WAML with respect to the AST Western Asset Core Plus Bond Portfolio, the assets managed by WAML in the AST Western Asset Core Plus Bond Portfolio will be aggregated with the assets managed by WAMCO in the AST Western Asset Core Plus Bond Portfolio. For purposes of calculating the subadvisory fee payable to WAMCO with respect to the AST Western Asset Emerging Markets Debt Portfolio, the assets managed by WAMCO in the AST Western Asset Emerging Markets Debt Portfolio will be aggregated with the assets managed by WAML in the AST Western Asset Emerging Markets Debt Portfolio. For purposes of calculating the subadvisory fee payable to WAML with respect to the AST Western Asset Emerging Markets Debt Portfolio, the assets managed by WAML in the AST Western Asset Emerging Markets Debt Portfolio will be aggregated with the assets managed by WAMCO in the AST Western Asset Emerging Markets Debt Portfolio. The assets of the AST Western Asset Core Plus Bond Portfolio are aggregated with the assets of certain insurance company separate accounts managed by WAMCO, WAML or their affiliates for the Retirement business of Prudential and its affiliates (Other Accounts) to determine the fees payable to WAMCO, WAML or their affiliates for the Other Accounts. The assets of the Other Accounts are not aggregated with the assets of the AST Western Asset Core Plus Bond Portfolio to determine the fees paid to WAMCO and WAML for the AST Western Asset Core Plus Bond Portfolio.

Each New Subadvisory Agreement provides, as did the Prior Subadvisory Agreements, that subject to the supervision of the Manager and the Board, Western Asset is responsible for managing the investment operations of a portion of the assets of the Portfolio and for making investment decisions and placing orders to purchase and sell securities for such portion of the Portfolio, all in accordance with the investment objective and policies of the Portfolio, as reflected in its current prospectus and statement of additional information, and as may be adopted from time to time by the Board. In accordance with the requirements of the 1940 Act, Western Asset will maintain all books and records required to be maintained by an investment adviser and will render to the Board such periodic and special reports, as the Board may reasonably request.

The New Subadvisory Agreements will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter, as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolios, or by the Board, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (i) the New Subadvisory Agreements may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolios, (ii) the New Subadvisory Agreements will terminate automatically in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the

Trust's Management Agreement with the Manager, and (iii) the New Subadvisory Agreements may be terminated at any time by Western Asset, or by the Manager on not more than 60 days', nor less than 30 days', written notice to the other party to the New Subadvisory Agreements.

Each New Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, Western Asset will not be liable for any act or omission in connection with its activities as a subadviser to the Portfolio.

MANAGEMENT AND ADVISORY ARRANGEMENTS

The Manager

The Trust is managed by PGIM Investments, 655 Broad Street, 17th Floor, Newark, NJ 07102 and ASTIS, One Corporate Drive, Shelton, Connecticut 06484.

As of June 30, 2020, PGIM Investments served as investment manager to all of the Prudential US and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $313.9 billion. PGIM Investments is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of PGIM Holding Company LLC, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). PGIM Investments has been in the business of providing advisory services since 1996.

As of June 30, 2020, ASTIS served as investment manager to certain Prudential US and offshore open-end investment companies with aggregate assets of approximately $159.8 billion. ASTIS is a subsidiary of Prudential Annuities Holding Company, Inc., which is a subsidiary of Prudential Annuities, Inc., a subsidiary of Prudential. ASTIS has been in the business of providing advisory services since 1992.

Terms of the Management Agreements

Services Provided by the Manager. Pursuant to the Management Agreements with the Trust, the Manager, subject to the supervision of the Trust's Board and in conformity with the stated policies of the Portfolios, manages both the investment operations and composition of the Portfolios, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolios. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Portfolios. The Manager continues to have the ultimate responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.

The Manager is specifically responsible for overseeing and managing the Portfolios and Western Asset. In this capacity, the Manager reviews the performance of the Portfolios and Western Asset, and makes recommendations to the Board with respect to the retention of investment subadvisers, the renewal of contracts, and the reorganization and merger of portfolios, and other legal and compliance matters. The Manager takes on the entrepreneurial and other risks associated with the launch of each new portfolio and its ongoing operations. The Manager utilizes the Strategic Investment Research Group (SIRG), a unit of PGIM Investments, to assist the Manager in regularly evaluating and supervising the Portfolios and Western Asset, including with respect to investment performance. SIRG is a centralized research department of PGIM Investments that is comprised of a group of highly experienced analysts. SIRG utilizes proprietary processes to analyze large quantities of industry data, both on a qualitative and quantitative level, in order to effectively oversee the Portfolios and Western Asset. The Manager utilizes this data in directly supervising the Portfolios and Western Asset. SIRG provides reports to the Board and presents to the Board at special and regularly scheduled Board meetings. The Manager bears the cost of the oversight program maintained by SIRG.

In addition, the Manager generally provides or supervises all of the administrative functions necessary for the organization, operation and management of the Trust and its portfolios. The Manager administers the Trust's corporate affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services, which are not being furnished by the Trust's custodian or transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Trust. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Trust, including, but not limited to, the custodian, transfer agent, and accounting agent. The management services of the Manager to the Trust are not exclusive under the terms of the Management Agreements, and the Manager is free to, and does, render management services to others.

The primary administrative services furnished by the Manager are more specifically detailed below:

•furnishing of office facilities;

•paying salaries of all officers and other employees of the Manager who are responsible for managing the Trust and the Portfolios;

•monitoring financial and shareholder accounting services provided by the Trust's custodian and transfer agent;

•providing assistance to the service providers of the Trust and the Portfolios, including, but not limited to, the custodian, transfer agent, and accounting agent;

•monitoring, together with Western Asset, each Portfolio's compliance with its investment policies, restrictions, and with federal and state laws and regulations, including federal and state securities laws, the Internal Revenue Code and other relevant federal and state laws and regulations;

•preparing and filing all required federal, state and local tax returns for the Trust and the Portfolios;

•preparing and filing with the SEC on Form N-CSR the Trust's annual and semi-annual reports to shareholders, including supervising financial printers who provide related support services;

•preparing and filing with the SEC required monthly reports of portfolio holdings on Form N-PORT;

•preparing and filing the Trust's registration statement with the SEC on Form N-1A, as well as preparing and filing with the SEC supplements and other documents, as applicable;

•preparing compliance, operations and other reports required to be received by the Trust's Board and/or its committees in support of the Board's oversight of the Trust; and

•organizing the regular and any special meetings of the Board of the Trust, including preparing Board materials and agendas, preparing minutes, and related functions.

Expenses Borne by the Manager. In connection with its management of the corporate affairs of the Trust, the Manager bears certain expenses, including, but not limited to:

•the salaries and expenses of all of its and the Trust's personnel, except the fees and expenses of Trustees who are not affiliated persons of the Manager or Western Asset;

•all expenses incurred by the Manager or the Trust in connection with managing the ordinary course of a Trust's business, other than those assumed by the Trust, as described below;

•the fees, costs and expenses payable to Western Asset, pursuant to the New Subadvisory Agreements; and

•with respect to the compliance services provided by the Manager, the cost of the Trust's Chief Compliance Officer, the Trust's Deputy Chief Compliance Officer, and all personnel who provide compliance services for the Trust, and all of the other costs associated with the Trust's compliance program, which includes the management and operation of the compliance program responsible for compliance oversight of the Portfolios and Western Asset.

Expenses Borne by the Trust. Under the terms of the Management Agreements, the Trust is responsible for the payment of Trust expenses not paid by the Manager, including:

•the fees and expenses incurred by the Trust in connection with the management of the investment and reinvestment of the Trust's assets payable to the Manager;

•the fees and expenses of Trustees who are not affiliated persons of the Manager or Western Asset;

•the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust's shares;

•the charges and expenses of the Trust's legal counsel and independent auditors;

•brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities (and futures, if applicable) transactions;

•all taxes and corporate fees payable by the Trust to governmental agencies;

•the fees of any trade associations of which the Trust may be a member;

•the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Trust;

•the cost of fidelity, directors and officers, and errors and omissions insurance;

•the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and paying notice filing fees under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes;

•allocable communications expenses with respect to investor services, and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports and notices to shareholders; and

•litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business and distribution and service (12b-1) fees.

Terms of the Management Agreements. The Management Agreements provide that the Manager will not be liable for any error of judgment by the Manager or for any loss suffered by the Trust in connection with the matters to which the Management Agreements relate, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case, any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreements provide that they will terminate automatically, if assigned (as defined in the 1940 Act), and that they may be terminated without penalty by either the Manager or the Trust by a vote of the Board or of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act) upon not more than 60 days', nor less than 30 days', written notice. The Management Agreements will continue in effect for a period of more than two years from the date of execution, only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

The table below sets forth the applicable contractual management fee rates and the management fees received by the Manager during the most recently completed fiscal year.

Aggregate
Investment
Portfolio	Investment Management Fee Rate	Management Fees
for the most recently
completed fiscal year
AST Western Asset Core Plus	0.5325% of average daily net assets to $300 million;	$19,016,868
Bond Portfolio	0.5225% on next $200 million of average daily net assets;
0.5125% on next $250 million of average daily net assets;
0.5025% on next $2.5 billion of average daily net assets;
0.4925% on next $2.75 billion of average daily net assets;
0.4625% on next $4 billion of average daily net assets;
0.4425% over $10 billion of average daily net assets
AST Western Asset Corporate	0.5325% of average daily net assets to $300 million;	-#
Bond Portfolio*	0.5225% on next $200 million of average daily net assets;
0.5125% on next $250 million of average daily net assets;
0.5025% on next $2.5 billion of average daily net assets;
0.4925% on next $2.75 billion of average daily net assets;
0.4625% on next $4 billion of average daily net assets;
0.4425% on next $2.5 billion of average daily net assets;
0.4225% on next $2.5 billion of average daily net assets;
0.4025% on next $5 billion of average daily net assets;
0.3825% over $20 billion of average daily net assets
AST Western Asset Emerging	0.6825% of average daily net assets to $300 million;	$640,686
Markets Debt Portfolio	0.6725% on next $200 million of average daily net assets;
0.6625% on next $250 million of average daily net assets;
0.6525% on next $2.5 billion of average daily net assets;
0.6425% on next $2.75 billion of average daily net assets;
0.6125% on next $4 billion of average daily net assets;
0.5925% over $10 billion of average daily net assets

*The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the AST Western Asset Corporate Bond Portfolio, so that the AST Western Asset Corporate Bond Portfolio's investment management fee and other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other AST Western Asset Corporate Bond Portfolio expenses, such as dividend and interest expense and broker charges on short sales) plus acquired fund fees and expenses (excluding dividends on securities sold short and brokers fees and expenses on short sales) do not exceed 0.60% of the AST Western Asset Corporate Bond Portfolio's average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made, if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust's Board of Trustees.

#The management fee amount waived exceeded the management fee that would otherwise have been payable due to an expense cap.

Directors and Officers of PGIM Investments and ASTIS

Set forth below is the name, title and principal occupation of the principal executive officer of PGIM Investments. There are no directors of PGIM Investments. The address of the principal executive officer of PGIM Investments is 655 Broad Street, 17th Floor, Newark, New Jersey 07102. None of the officers or directors of PGIM Investments are also officers or directors of Western Asset.

Name	Position with PGIM Investments	Principal Occupations

Stuart S. Parker	Chief Executive Officer, Chief	President of PGIM Investments LLC (since
	Operating Officer, Officer-in-Charge,	January 2012); Executive Vice President of
	President	Prudential Investment Management Services
LLC (since December 2012); formerly Executive
Vice President of Jennison Associates LLC and
Head of Retail Distribution of PGIM
Investments LLC (June 2005-December 2011).

Set forth below are the names, titles and principal occupations of the principal executive officer and the directors of ASTIS. Unless otherwise indicated, the address of each individual is One Corporate Drive, Shelton, Connecticut 06484. None of the officers or directors of ASTIS are also officers or directors of Western Asset.

Name	Position with ASTIS	Principal Occupations
Scott E. Benjamin*	Director and Executive Vice President	Executive Vice President (since May 2009) of
PGIM Investments LLC; Executive Vice
President (June 2009-June 2012) and Vice
President (since June 2012) of Prudential
Investment Management Services LLC;
Executive Vice President (since September 2009)
of AST Investment Services, Inc.; Senior Vice
President of Product Development and
Marketing, PGIM Investments (since February
2006); Executive Vice President (since June
2019) of Prudential Trust Company; formerly
Vice President of Product Development and
Product Management, PGIM Investments LLC
(2003-2006).
Timothy S. Cronin	Director, President, Chief Executive	President, Chief Executive Officer, Chief
	Officer, Chief Operating Officer,	Operating Officer, Officer-In-Charge (since
	Officer-in-Charge	March 2006), Director (since June 2005) of AST
Investment Services, Inc.; Senior Vice President
of PGIM Investments LLC (since May 2009);
Vice President (since July 2006) of Pruco Life
Insurance Company and Pruco Life Insurance
Company of New Jersey; Senior Vice president
(since May 2006) of Prudential Annuities Life
Assurance Corporation; Vice President of
Prudential Annuities, Inc. (since May 2003).
Dylan J. Tyson	Director and Executive Vice President	Director, President, and Chief Executive Officer
(since December 2019) of Pruco Life Insurance
Company, Pruco Life Insurance Company of
New Jersey, Prudential Annuities Holding
Company, Inc., Prudential Annuities Information
Services & Technology Corporation, Prudential
Annuities Life Assurance Corporation,
Prudential Annuities, Inc. and Prudential Life
Insurance Company of Taiwan Inc.; Senior Vice
President, Annuities (since December 2019) of
Prudential Financial, Inc. and The Prudential
Insurance Company of America.

* Mr. Benjamin's principal address is 655 Broad Street, 17th Floor, Newark, NJ 07102.

Set forth below is a list of the officers of the Trust who are also officers or directors of PGIM Investments and/or ASTIS.*

Name	Position with Trust	Position with PGIM Investments	Position with ASTIS

Timothy S. Cronin	President	Senior Vice President	Director, President, Chief
Executive Officer, Chief
Operating Officer, Officer-
in-Charge

Name	Position with Trust	Position with PGIM Investments	Position with ASTIS
Ken Allen	Vice President	Vice President	Vice President
Claudia DiGiacomo	Chief Legal Officer and	Assistant Secretary and Vice	N/A
	Assistant Secretary	President
Andrew R. French	Secretary	Assistant Secretary and Vice	N/A
President
Melissa Gonzalez	Assistant Secretary	Assistant Secretary and Vice	N/A
President
Dino Capasso	Chief Compliance Officer	Chief Compliance Officer and Vice	Chief Compliance Officer
President
Christian J. Kelly	Treasurer & Principal	Assistant Treasurer and Vice	Vice President
	Financial and Accounting	President
Officer

*Includes Mr. Cronin, who also serves as an interested trustee of the Trust.

Custodian

The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10007, serves as custodian for the Trust's portfolio securities and cash, and, in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Trust. Subcustodians provide custodial services for any foreign assets held outside the United States.

Transfer Agent and Shareholder Servicing Agent

Prudential Mutual Fund Services LLC (PMFS), 655 Broad Street, 17th Floor, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Portfolio. PMFS is an affiliate of PGIM Investments. PMFS provides customary transfer agency services to the Portfolio, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives compensation from the Trust and is reimbursed for its transfer agent expenses, which include an annual fee per shareholder account, a monthly inactive account fee per shareholder account and its out-of-pocket expenses; including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.

BNY Mellon Asset Servicing (US) Inc. (BNYAS) serves as sub-transfer agent to the Trust. PMFS has contracted with BNYAS, 301 Bellevue Parkway, Wilmington, DE 19809, to provide certain administrative functions to PMFS, the Portfolio's transfer agent. PMFS will compensate BNYAS for such services.

Distribution

Prudential Annuities Distributors, Inc. (PAD) serves as the distributor for the shares of the Portfolios. Each class of shares is offered and redeemed at its net asset value without any sales load. PAD is an affiliate of PGIM Investments. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA).

Under the distribution agreement, each Portfolio is currently subject to an annual distribution or "12b-1" fee of 0.25% of the average daily net assets of the Portfolio. For the most recently completed fiscal year, the Portfolios incurred the following amount of fees for services provided by PAD:

Portfolio	Amount Paid

AST Western Asset Core Plus Bond Portfolio	$9,900,721
AST Western Asset Corporate Bond Portfolio	N/A
AST Western Asset Emerging Markets Debt Portfolio	$261,996

Brokerage

For the most recently completed fiscal year, each Portfolio paid the following in brokerage commissions to affiliated and non- affiliated broker-dealers:

Portfolio	Amount Paid

AST Western Asset Core Plus Bond Portfolio	$1,494,146
AST Western Asset Corporate Bond Portfolio	$69
AST Western Asset Emerging Markets Debt Portfolio	$240

Shareholder Communication Costs

Western Asset will pay for the costs associated with preparing and distributing this information statement.

Shareholder Proposals

The Trust, as a Massachusetts business trust, is not required to hold annual meetings of shareholders, and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Trust's Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Trust's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Annual and Semi-Annual Reports

The Trust's annual reports, semi-annual reports and information statements are sent to shareholders. Only one copy of a report or information statement, as applicable, may be delivered to multiple shareholders sharing an address unless the Trust receives contrary instructions from one or more of the shareholders. A copy of the Trust's most recent annual report, semi-annual report or information statement may be obtained without charge by writing the Trust at 655 Broad Street, 17th Floor, Newark, New Jersey 07102 or by calling (800) 778-2255 (toll free).

Shareholder Information

Information on the share ownership of the Portfolios are set forth in Exhibit I to this information statement.

Andrew R. French

Secretary

Dated: October 8, 2020

EXHIBIT A

ADVANCED SERIES TRUST

AST Western Asset Core Plus Bond Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 31st day of July, 2020 between PGIM Investments LLC (PGIM Investments), a New York limited liability company, and AST Investment Services Inc. (ASTIS), a Maryland Corporation (together with PGIM Investments, the Manager), and Western Asset Management Company, LLC (WAMCO or the Subadviser), a California limited liability company.

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PGIM Investments and ASTIS act as Manager of the Trust; and

WHEREAS, the Manager, acting pursuant to the Management Agreement, desires to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust), and to manage such portion of the Trust as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

WHEREAS, the Manager, acting pursuant to the Management Agreement, has entered into a separate subadvisory agreement with Western Asset Management Company Limited (WAML), an affiliate of WAMCO (the WAML Agreement), pursuant to which WAML will provide investment advisory services to the Portfolio and will allocate and re-allocate the assets of the Portfolio between itself and WAMCO; and

NOW, THEREFORE, the Parties agree as follows:

1.(a) Subject to the supervision of the Manager and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust's portfolio as delegated to the Subadviser by the Manager, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)The Subadviser shall provide supervision of such portion of the Trust's investments as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii)In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust's valuation procedures as provided to it by the Manager (the Trust Documents) and with the instructions and directions of the Manager and of the Board of Trustees of the Trust, co-operate with the Manager's (or its designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Manager shall provide Subadviser timely with copies of any updated Trust Documents.

(iii)The Subadviser shall determine the securities, futures contracts and other instruments to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants, including any person or entity affiliated with the Subadviser (collectively, Brokers), to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Manager (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. On occasions when the Subadviser deems the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

(iv)The Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(v)The Subadviser or an affiliate shall provide the Trust's custodian on each business day with information relating to all transactions concerning the portion of the Trust's assets it manages, and shall provide the Manager with such information upon request of the Manager.

(vi)The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and the Manager understand and agree that if the Manager manages the Trust in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii)The Subadviser acknowledges that the Manager and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e- l under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

(b)The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c)The Subadviser shall keep the Trust's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Trust required by Rule 31a-I under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d)The Subadviser is a commodity trading advisor duly registered with the Commodity Futures Trading Commission (the CFTC) and is a member in good standing of the National Futures Association (the NFA). The Subadviser shall maintain such registration and membership in good standing during the term of this Agreement. Further, the Subadviser agrees to notify the Manager promptly upon

(i)a statutory disqualification of the Subadviser under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Subadviser's commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadviser is subject or has been advised it is a target.

(e)In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the CEA, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.

(f)The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, non- public information by the Subadviser and its employees as required by the applicable federal securities laws.

(g)The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(h)The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust's portfolio, subject to such reasonable reporting and other requirements as shall be established by the Manager.

(i)The Subadviser acknowledges that it is responsible for evaluating whether market quotations are readily available for the Trust's portfolio investments and whether those market quotations are reliable for purposes of valuing the Trust's portfolio investments and determining the Trust's net asset value per share and promptly notifying the Manager upon the occurrence of any significant event with respect to any of the Trust's portfolio investments in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Manager, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Manager in valuing investments of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the investments being valued.

(j)The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Trust's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Manager with any reasonable certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Trust and the Manager if the Subadviser becomes aware of any information in the Prospectus that is (or will become) materially inaccurate or incomplete.

(k)The Subadviser shall comply with the Trust's Documents provided to the Subadviser by the Manager. The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Trust Documents.

(l)The Subadviser shall keep the Trust's Manager informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Trust. In this regard, the Subadviser shall provide the Trust, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser's management of the Trust's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Manager that it and its "Advisory Persons" (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser's Code of Ethics and compliance program, respectively, to the Manager. Upon written request of the Manager with respect to material violations of the Code of Ethics directly affecting the Trust, the Subadviser shall permit representatives of the Trust or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-l(d)(1) relating to enforcement of the Code of Ethics.

2.The Manager shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Manager shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3.For the services provided pursuant to this Agreement and the WAML Agreement, the Manager shall pay the Subadviser and WAML as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadviser under this Agreement and to WAML under the WAML Agreement is contingent upon the Manager's receipt of payment from the Trust for management services described under the Management Agreement between the Fund and the Manager. Expense caps or fee waivers for the Trust that may be agreed to by the Manager, but not agreed to by the Subadviser or WAML, shall not cause a reduction in the amount of the payment to the Subadviser or WAML by the Manager.

4.(a) The Subadviser acknowledges that, in the course of its engagement by the Manager, the Subadviser may receive or have access to confidential and proprietary information of the Manager or third parties with whom the Manager conducts business. Such information is collectively referred to as "Confidential Information." Confidential Information includes the Manager's business and other proprietary information, written or oral.

(b)The Subadviser certifies that (i) its treatment of Confidential Information is in compliance with applicable laws and regulations with respect to privacy and data security, and (ii) it has implemented and currently maintains an effective written information security program (Information Security Program) including administrative, technical, and physical safeguards and other security measures necessary to (a) ensure the security and confidentiality of Confidential Information; (b) protect against any anticipated threats or hazards to the security or integrity of Confidential Information; and (c) protect against unauthorized access to, destruction, modification, disclosure or use of Confidential Information that could result in substantial harm or inconvenience to the Manager, or to any person who may be identified by Confidential Information. The Subadviser shall promptly and without unreasonable delay, but in no event more than 48 hours of learning of a material breach of this Section, notify the Manager if the Subadviser is in material breach of this Section. At the Manager's request, the Subadviser agrees to certify in writing to the Manager, its compliance with the terms of this Section.

(c)The Subadviser shall notify the Manager or its agents of its designated primary security manager. The security manager will be responsible for managing and coordinating the performance of the Subadviser's obligations set forth in its Information Security Program and this Agreement.

(d)The Subadviser shall review and, as appropriate, revise its Information Security Program at least annually or whenever there is a material change in the Subadviser's business practices that may reasonably affect the security, confidentiality or integrity of Confidential Information. During the course of providing the services, the Subadviser may not alter or modify its Information Security Program in such a way that will weaken or compromise the security, confidentiality, or integrity of Confidential Information.

(e)The Subadviser shall maintain appropriate access controls, including, but not limited to, limiting access to Confidential Information to the minimum number of the Subadviser's Employees who require such access in order to provide the services to the Manager.

(f)The Subadviser shall conduct periodic risk assessments to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality, and integrity of Confidential Information; and evaluate and improve, where necessary, the effectiveness of its information security controls. Such assessments will also consider the Subadviser's compliance with its Information Security Program and the laws applicable to the Subadviser.

(g)The Subadviser shall conduct regular penetration and vulnerability testing of its information technology infrastructure and networks. If any testing detects any intrusions of any information technology systems processing, storing or transmitting any of the Manager's Confidential Information, the Subadviser shall promptly report those findings to the Manager.

(h)The Subadviser shall notify the Manager, promptly and without unreasonable delay, but in no event more than 48 hours of learning of any unauthorized access or disclosure, unauthorized, unlawful or accidental loss, misuse, destruction, acquisition of, or damage to Confidential Information may have occurred or is under investigation (a Security Incident). Thereafter, the Subadviser shall: (i) promptly furnish to the Manager full details of the Security Incident; (ii) assist and cooperate with the Manager and the Manager's designated representatives in the Manager's investigation of the Subadviser, Employees or third parties related to the Security Incident, which may include requests for all relevant records, logs, files, and data; (iii) cooperate with the Manager in any litigation or other formal action against third parties deemed necessary by the Manager to protect the Manager's rights; and (iv) take appropriate action to prevent a recurrence of any Security Incident.

(i)Upon the Manager's reasonable request at any time during the term of the Agreement, the Subadviser shall promptly provide the Manager with information related to the Subadviser's information security safeguards and practices.

(j)For the purpose of auditing the Subadviser's compliance with this Section, the Subadviser shall provide to the Manager, on reasonable notice reasonable assistance and cooperation of the Subadviser's relevant staff.

5.The Subadviser will not engage any third party to provide services to the portion of the Trust's portfolio as delegated to the Subadviser by the Manager without the express written consent of the Manager. To the extent that the Subadviser receives approval from the Manager to engage a third-party service provider, the Subadviser assumes all responsibility for any action or inaction of the service provider as it related to the Trust's portfolio as delegated to the Subadviser by the Manager. In addition, the Subadviser shall fully indemnify, hold harmless, and defend the Manager and its directors, officers, employees, agents, and affiliates from and against all claims, demands, actions, suits, damages, liabilities, losses, settlements, judgments, costs, and expenses (including but not limited to reasonable attorney's fees and costs) which arise out of or relate to the provision of services provided by any such service provider.

6.The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Trust may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Manager's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

7.This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Manager of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

To the extent that the Manager delegates to the Subadviser management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Manager, the Subadviser agrees that its duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence as of the date the Manager begins the transition process to allocate management responsibility to the Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments) and One Corporate Drive, Shelton, CT 06484, Attention: Secretary (for ASTIS); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadviser at 385 East Colorado Blvd, Pasadena, CA 91101, Attention: Legal Department.

8.Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9.During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Manager also agrees to furnish the Subadviser, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadviser. The Manager further agrees to prospectively make reasonable changes to such materials upon the Subadviser's written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10.This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

11.This Agreement shall be governed by the laws of the State of New York.

12.Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: Senior Vice President

AST INVESTMENT SERVICES, INC.

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: President

WESTERN ASSET MANAGEMENT COMPANY, LLC

By: /s/ Karlen Powell

Name: Karlen Powell

Title: Manager of Client Service Support

SCHEDULE A

ADVANCED SERIES TRUST

AST Western Asset Core Plus Bond Portfolio

As compensation for services provided by Western Asset Management Company, LLC (WAMCO), PGIM Investments LLC and AST Investment Services, Inc. will pay WAMCO a subadvisory fee on the Portfolio net assets managed by WAMCO that is equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee for the Portfolio*, **

AST Western Asset Core Plus Bond	0.225% of average daily net assets on the first $300 million;
Portfolio	0.150% of average daily net assets to $2 billion;
0.100% of average daily net assets over $2 billion

*For purposes of calculating the subadvisory fee, the assets managed by WAMCO in the AST Western Asset Core Plus Bond Portfolio will be aggregated with the assets managed by Western Asset Management Company Limited (WAML) in the AST Western Asset Core Plus Bond Portfolio.

**In the event WAMCO and WAML invest Portfolio assets in other pooled investment vehicles they manage or subadvise, WAMCO and WAML will waive their subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to WAMCO and WAML with respect to the Portfolio assets invested in such acquired fund. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

Dated as of: July 31, 2020

EXHIBIT B

ADVANCED SERIES TRUST

AST Western Asset Core Plus Bond Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 31st day of July, 2020 between PGIM Investments LLC (PGIM Investments), a New York limited liability company, and AST Investment Services Inc. (ASTIS), a Maryland Corporation (together with PGIM Investments, the Manager), and Western Asset Management Company Limited (WAML or the Subadviser).

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PGIM Investments and ASTIS act as Manager of the Trust; and

WHEREAS, the Manager, acting pursuant to the Management Agreement, desires to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust), and to manage such portion of the Trust as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

WHEREAS, the Manager, acting pursuant to the Management Agreement, has entered into a separate subadvisory agreement with Western Asset Management Company, LLC (WAMCO), an affiliate of WAML (the WAMCO Agreement), pursuant to which WAMCO will provide investment advisory services to the Portfolio and will allocate and re-allocate the assets of the Portfolio between itself and WAML; and

NOW, THEREFORE, the Parties agree as follows:

1.(a) Subject to the supervision of the Manager and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust's portfolio as delegated to the Subadviser by the Manager, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)The Subadviser shall provide supervision of such portion of the Trust's investments as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii)In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust's valuation procedures as provided to it by the Manager (the Trust Documents) and with the instructions and directions of the Manager and of the Board of Trustees of the Trust, co-operate with the Manager's (or its designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Manager shall provide Subadviser timely with copies of any updated Trust Documents.

(iii)The Subadviser shall determine the securities, futures contracts and other instruments to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants, including any person or entity affiliated with the Subadviser (collectively, Brokers), to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Manager (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. On occasions when the Subadviser deems the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

(iv)The Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(v)The Subadviser or an affiliate shall provide the Trust's custodian on each business day with information relating to all transactions concerning the portion of the Trust's assets it manages, and shall provide the Manager with such information upon request of the Manager.

(vi)The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and the Manager understand and agree that if the Manager manages the Trust in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii)The Subadviser acknowledges that the Manager and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e- l under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

(b)The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c)The Subadviser shall keep the Trust's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Trust required by Rule 31a-I under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d)The Subadviser is a commodity trading advisor duly registered with the Commodity Futures Trading Commission (the CFTC) and is a member in good standing of the National Futures Association (the NFA). The Subadviser shall maintain such registration and membership in good standing during the term of this Agreement. Further, the Subadviser agrees to notify the Manager promptly upon

(i)a statutory disqualification of the Subadviser under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Subadviser's commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadviser is subject or has been advised it is a target.

(e)In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the CEA, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.

(f)The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, non- public information by the Subadviser and its employees as required by the applicable federal securities laws.

(g)The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(h)The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust's portfolio, subject to such reasonable reporting and other requirements as shall be established by the Manager.

(i)The Subadviser acknowledges that it is responsible for evaluating whether market quotations are readily available for the Trust's portfolio investments and whether those market quotations are reliable for purposes of valuing the Trust's portfolio investments and determining the Trust's net asset value per share and promptly notifying the Manager upon the occurrence of any significant event with respect to any of the Trust's portfolio investments in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Manager, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Manager in valuing investments of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the investments being valued.

(j)The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Trust's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Manager with any reasonable certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Trust and the Manager if the Subadviser becomes aware of any information in the Prospectus that is (or will become) materially inaccurate or incomplete.

(k)The Subadviser shall comply with the Trust's Documents provided to the Subadviser by the Manager. The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Trust Documents.

(l)The Subadviser shall keep the Trust's Manager informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Trust. In this regard, the Subadviser shall provide the Trust, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser's management of the Trust's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Manager that it and its "Advisory Persons" (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser's Code of Ethics and compliance program, respectively, to the Manager. Upon written request of the Manager with respect to material violations of the Code of Ethics directly affecting the Trust, the Subadviser shall permit representatives of the Trust or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-l(d)(1) relating to enforcement of the Code of Ethics.

2.The Manager shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Manager shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3.For the services provided pursuant to this Agreement and the WAMCO Agreement, the Manager shall pay the Subadviser and WAMCO as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadviser under this Agreement and to WAMCO under the WAMCO Agreement is contingent upon the Manager's receipt of payment from the Trust for management services described under the Management Agreement between the Fund and the Manager. Expense caps or fee waivers for the Trust that may be agreed to by the Manager, but not agreed to by the Subadviser or WAMCO, shall not cause a reduction in the amount of the payment to the Subadviser or WAMCO by the Manager.

4.(a) The Subadviser acknowledges that, in the course of its engagement by the Manager, the Subadviser may receive or have access to confidential and proprietary information of the Manager or third parties with whom the Manager conducts business. Such information is collectively referred to as "Confidential Information." Confidential Information includes the Manager's business and other proprietary information, written or oral.

(b)The Subadviser certifies that (i) its treatment of Confidential Information is in compliance with applicable laws and regulations with respect to privacy and data security, and (ii) it has implemented and currently maintains an effective written information security program (Information Security Program) including administrative, technical, and physical safeguards and other security measures necessary to (a) ensure the security and confidentiality of Confidential Information; (b) protect against any anticipated threats or hazards to the security or integrity of Confidential Information; and (c) protect against unauthorized access to, destruction, modification, disclosure or use of Confidential Information that could result in substantial harm or inconvenience to the Manager, or to any person who may be identified by Confidential Information. The Subadviser shall promptly and without unreasonable delay, but in no event more than 48 hours of learning of a material breach of this Section, notify the Manager if the Subadviser is in material breach of this Section. At the Manager's request, the Subadviser agrees to certify in writing to the Manager, its compliance with the terms of this Section.

(c)The Subadviser shall notify the Manager or its agents of its designated primary security manager. The security manager will be responsible for managing and coordinating the performance of the Subadviser's obligations set forth in its Information Security Program and this Agreement.

(d)The Subadviser shall review and, as appropriate, revise its Information Security Program at least annually or whenever there is a material change in the Subadviser's business practices that may reasonably affect the security, confidentiality or integrity of Confidential Information. During the course of providing the services, the Subadviser may not alter or modify its Information Security Program in such a way that will weaken or compromise the security, confidentiality, or integrity of Confidential Information.

(e)The Subadviser shall maintain appropriate access controls, including, but not limited to, limiting access to Confidential Information to the minimum number of the Subadviser's Employees who require such access in order to provide the services to the Manager.

(f)The Subadviser shall conduct periodic risk assessments to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality, and integrity of Confidential Information; and evaluate and improve, where necessary, the effectiveness of its information security controls. Such assessments will also consider the Subadviser's compliance with its Information Security Program and the laws applicable to the Subadviser.

(g)The Subadviser shall conduct regular penetration and vulnerability testing of its information technology infrastructure and networks. If any testing detects any intrusions of any information technology systems processing, storing or transmitting any of the Manager's Confidential Information, the Subadviser shall promptly report those findings to the Manager.

(h)The Subadviser shall notify the Manager, promptly and without unreasonable delay, but in no event more than 48 hours of learning of any unauthorized access or disclosure, unauthorized, unlawful or accidental loss, misuse, destruction, acquisition of, or damage to Confidential Information may have occurred or is under investigation (a Security Incident). Thereafter, the Subadviser shall: (i) promptly furnish to the Manager full details of the Security Incident; (ii) assist and cooperate with the Manager and the Manager's designated representatives in the Manager's investigation of the Subadviser, Employees or third parties related to the Security Incident, which may include requests for all relevant records, logs, files, and data; (iii) cooperate with the Manager in any litigation or other formal action against third parties deemed necessary by the Manager to protect the Manager's rights; and (iv) take appropriate action to prevent a recurrence of any Security Incident.

(i)Upon the Manager's reasonable request at any time during the term of the Agreement, the Subadviser shall promptly provide the Manager with information related to the Subadviser's information security safeguards and practices.

(j)For the purpose of auditing the Subadviser's compliance with this Section, the Subadviser shall provide to the Manager, on reasonable notice reasonable assistance and cooperation of the Subadviser's relevant staff.

5.The Subadviser will not engage any third party to provide services to the portion of the Trust's portfolio as delegated to the Subadviser by the Manager without the express written consent of the Manager. To the extent that the Subadviser receives approval from the Manager to engage a third-party service provider, the Subadviser assumes all responsibility for any action or inaction of the service provider as it related to the Trust's portfolio as delegated to the Subadviser by the Manager. In addition, the Subadviser shall fully indemnify, hold harmless, and defend the Manager and its directors, officers, employees, agents, and affiliates from and against all claims, demands, actions, suits, damages, liabilities, losses, settlements, judgments, costs, and expenses (including but not limited to reasonable attorney's fees and costs) which arise out of or relate to the provision of services provided by any such service provider.

6.The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Trust may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Manager's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

7.This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Manager of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

To the extent that the Manager delegates to the Subadviser management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Manager, the Subadviser agrees that its duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence as of the date the Manager begins the transition process to allocate management responsibility to the Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments) and One Corporate Drive, Shelton, CT, 06484, Attention: Secretary (for ASTIS); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadviser at 10 Exchange Square Primrose Street, London, England EC2A 2 EN, Attention: Legal Department.

8.Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9.During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Manager also agrees to furnish the Subadviser, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadviser. The Manager further agrees to prospectively make reasonable changes to such materials upon the Subadviser's written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10.This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

11.This Agreement shall be governed by the laws of the State of New York.

12.Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: Senior Vice President

AST INVESTMENT SERVICES, INC.

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: President

WESTERN ASSET MANAGEMENT COMPANY LIMITED

By: /s/ Marzo Bernardi

Name: Marzo Bernardi

Title: Director of Global Client Service and Marketing

SCHEDULE A

ADVANCED SERIES TRUST

AST Western Asset Core Plus Bond Portfolio

As compensation for services provided by Western Asset Management Company Limited (WAML), PGIM Investments LLC and AST Investment Services, Inc. will pay WAML a subadvisory fee on the Portfolio net assets managed by WAML that is equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee for the Portfolio*, **

AST Western Asset Core Plus Bond	0.225% of average daily net assets on the first $300 million;
Portfolio	0.150% of average daily net assets to $2 billion;
0.100% of average daily net assets over $2 billion

*For purposes of calculating the subadvisory fee, the assets managed by WAML in the AST Western Asset Core Plus Bond Portfolio will be aggregated with the assets managed by Western Asset Management Company, LLC (WAMCO) in the AST Western Asset Core Plus Bond Portfolio.

**In the event WAMCO and WAML invest Portfolio assets in other pooled investment vehicles they manage or subadvise, WAMCO and WAML will waive their subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to WAMCO and WAML with respect to the Portfolio assets invested in such acquired fund. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

Dated as of: July 31, 2020

EXHIBIT C

ADVANCED SERIES TRUST

AST Western Asset Corporate Bond Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 31st day of July, 2020 between PGIM Investments LLC (PGIM Investments or the Manager), a New York limited liability company and Western Asset Management Company, LLC, Western Asset Management Company Limited – UK, Western Asset Management Company Ltd. – Japan, and Western Asset Management Company Pte. Ltd. – Singapore (collectively, the Subadviser),

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PGIM Investments acts as Manager of the Trust; and

WHEREAS, the Manager, acting pursuant to the Management Agreement, desires to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1.(a) Subject to the supervision of the Manager and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust's portfolio as delegated to the Subadviser by the Manager, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)The Subadviser shall provide supervision of such portion of the Trust's investments as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii)In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust's valuation procedures as provided to it by the Manager (the Trust Documents) and with the instructions and directions of the Manager and of the Board of Trustees of the Trust, co-operate with the Manager's (or its designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Manager shall provide Subadviser timely with copies of any updated Trust Documents.

(iii)The Subadviser shall determine the securities, futures contracts and other instruments to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants, including any person or entity affiliated with the Subadviser (collectively, Brokers), to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Manager (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. On occasions when the Subadviser deems the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

(iv)The Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(v)The Subadviser or an affiliate shall provide the Trust's custodian on each business day with information relating to all transactions concerning the portion of the Trust's assets it manages, and shall provide the Manager with such information upon request of the Manager.

(vi)The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and the Manager understand and agree that if the Manager manages the Trust in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii)The Subadviser acknowledges that the Manager and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e- l under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

(b)The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c)The Subadviser shall keep the Trust's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Trust required by Rule 31a-I under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d)The Subadviser is a commodity trading advisor duly registered with the Commodity Futures Trading Commission (the CFTC) and is a member in good standing of the National Futures Association (the NFA). The Subadviser shall maintain such registration and membership in good standing during the term of this Agreement. Further, the Subadviser agrees to notify the Manager promptly upon

(i)a statutory disqualification of the Subadviser under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Subadviser's commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadviser is subject or has been advised it is a target.

(e)In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the CEA, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.

(f)The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, non- public information by the Subadviser and its employees as required by the applicable federal securities laws.

(g)The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(h)The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust's portfolio, subject to such reasonable reporting and other requirements as shall be established by the Manager.

(i)The Subadviser acknowledges that it is responsible for evaluating whether market quotations are readily available for the Trust's portfolio investments and whether those market quotations are reliable for purposes of valuing the Trust's portfolio investments and determining the Trust's net asset value per share and promptly notifying the Manager upon the occurrence of any significant event with respect to any of the Trust's portfolio investments in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Manager, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Manager in valuing investments of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the investments being valued.

(j)The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Trust's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Manager with any reasonable certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Trust and the Manager if the Subadviser becomes aware of any information in the Prospectus that is (or will become) materially inaccurate or incomplete.

(k)The Subadviser shall comply with the Trust's Documents provided to the Subadviser by the Manager. The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Trust Documents.

(l)The Subadviser shall keep the Trust's Manager informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Trust. In this regard, the Subadviser shall provide the Trust, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser's management of the Trust's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Manager that it and its "Advisory Persons" (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser's Code of Ethics and compliance program, respectively, to the Manager. Upon written request of the Manager with respect to material violations of the Code of Ethics directly affecting the Trust, the Subadviser shall permit representatives of the Trust or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-l(d)(1) relating to enforcement of the Code of Ethics.

2.The Manager shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Manager shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3.For the services provided pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadviser under this Agreement is contingent upon the Manager's receipt of payment from the Trust for management services described under the Management Agreement between the Fund and the Manager. Expense caps or fee waivers for the Trust that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

4.(a) The Subadviser acknowledges that, in the course of its engagement by the Manager, the Subadviser may receive or have access to confidential and proprietary information of the Manager or third parties with whom the Manager conducts business. Such information is collectively referred to as "Confidential Information." Confidential Information includes the Manager's business and other proprietary information, written or oral.

(b)The Subadviser certifies that (i) its treatment of Confidential Information is in compliance with applicable laws and regulations with respect to privacy and data security, and (ii) it has implemented and currently maintains an effective written information security program (Information Security Program) including administrative, technical, and physical safeguards and other security measures necessary to (a) ensure the security and confidentiality of Confidential Information; (b) protect against any anticipated threats or hazards to the security or integrity of Confidential Information; and (c) protect against unauthorized access to, destruction, modification, disclosure or use of Confidential Information that could result in substantial harm or inconvenience to the Manager, or to any person who may be identified by Confidential Information. The Subadviser shall promptly and without unreasonable delay, but in no event more than 48 hours of learning of a material breach of this Section, notify the Manager if the Subadviser is in material breach of this

Section. At the Manager's request, the Subadviser agrees to certify in writing to the Manager, its compliance with the terms of this Section.

(c)The Subadviser shall notify the Manager or its agents of its designated primary security manager. The security manager will be responsible for managing and coordinating the performance of the Subadviser's obligations set forth in its Information Security Program and this Agreement.

(d)The Subadviser shall review and, as appropriate, revise its Information Security Program at least annually or whenever there is a material change in the Subadviser's business practices that may reasonably affect the security, confidentiality or integrity of Confidential Information. During the course of providing the services, the Subadviser may not alter or modify its Information Security Program in such a way that will weaken or compromise the security, confidentiality, or integrity of Confidential Information.

(e)The Subadviser shall maintain appropriate access controls, including, but not limited to, limiting access to Confidential Information to the minimum number of the Subadviser's Employees who require such access in order to provide the services to the Manager.

(f)The Subadviser shall conduct periodic risk assessments to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality, and integrity of Confidential Information; and evaluate and improve, where necessary, the effectiveness of its information security controls. Such assessments will also consider the Subadviser's compliance with its Information Security Program and the laws applicable to the Subadviser.

(g)The Subadviser shall conduct regular penetration and vulnerability testing of its information technology infrastructure and networks. If any testing detects any intrusions of any information technology systems processing, storing or transmitting any of the Manager's Confidential Information, the Subadviser shall promptly report those findings to the Manager.

(h)The Subadviser shall notify the Manager, promptly and without unreasonable delay, but in no event more than 48 hours of learning of any unauthorized access or disclosure, unauthorized, unlawful or accidental loss, misuse, destruction, acquisition of, or damage to Confidential Information may have occurred or is under investigation (a Security Incident). Thereafter, the Subadviser shall: (i) promptly furnish to the Manager full details of the Security Incident; (ii) assist and cooperate with the Manager and the Manager's designated representatives in the Manager's investigation of the Subadviser, Employees or third parties related to the Security Incident, which may include requests for all relevant records, logs, files, and data; (iii) cooperate with the Manager in any litigation or other formal action against third parties deemed necessary by the Manager to protect the Manager's rights; and (iv) take appropriate action to prevent a recurrence of any Security Incident.

(i)Upon the Manager's reasonable request at any time during the term of the Agreement, the Subadviser shall promptly provide the Manager with information related to the Subadviser's information security safeguards and practices.

(j)For the purpose of auditing the Subadviser's compliance with this Section, the Subadviser shall provide to the Manager, on reasonable notice reasonable assistance and cooperation of the Subadviser's relevant staff.

5.The Subadviser will not engage any third party to provide services to the portion of the Trust's portfolio as delegated to the Subadviser by the Manager without the express written consent of the Manager. To the extent that the Subadviser receives approval from the Manager to engage a third-party service provider, the Subadviser assumes all responsibility for any action or inaction of the service provider as it related to the Trust's portfolio as delegated to the Subadviser by the Manager. In addition, the Subadviser shall fully indemnify, hold harmless, and defend the Manager and its directors, officers, employees, agents, and affiliates from and against all claims, demands, actions, suits, damages, liabilities, losses, settlements, judgments, costs, and expenses (including but not limited to reasonable attorney's fees and costs) which arise out of or relate to the provision of services provided by any such service provider.

6.The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Trust may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Manager's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

7.This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Manager of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

To the extent that the Manager delegates to the Subadviser management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Manager, the Subadviser agrees that its duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence as of the date the Manager begins the transition process to allocate management responsibility to the Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadviser at 385 East Colorado Blvd, Pasadena, CA 91101, Attention: Legal Department.

8.Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9.During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Manager also agrees to furnish the Subadviser, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadviser. The Manager further agrees to prospectively make reasonable changes to such materials upon the Subadviser's written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10.This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

11.This Agreement shall be governed by the laws of the State of New York.

12.Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: Senior Vice President

WESTERN ASSET MANAGEMENT COMPANY, LLC

By: /s/ Karlen Powell

Name: Karlen Powell

Title: Manager of Client Service Support

WESTERN ASSET MANAGEMENT COMPANY LIMITED

By: /s/ Marzo Bernardi

Name: Marzo Bernardi

Title: Director of Global Client Service and Marketing

WESTERN ASSET MANAGEMENT COMPANY LTD.

By: /s/ Marzo Bernardi

Name: Marzo Bernardi

Title: Director of Global Client Service and Marketing

WESTERN ASSET MANAGEMENT COMPANY PTE. LTD.

By: /s/ Marzo Bernardi

Name: Marzo Bernardi

Title: Director of Global Client Service and Marketing

SCHEDULE A

ADVANCED SERIES TRUST

AST Western Asset Corporate Bond Portfolio

As compensation for services provided by Western Asset Management Company, LLC, Western Asset Management Company Limited, Western Asset Management Company Ltd and Western Asset Management Company Pte. Ltd. (collectively, Subadviser), PGIM Investments LLC will pay the Subadviser an advisory fee on the net assets managed by the Subadviser that is equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee for the Portfolio*

AST Western Asset Corporate Bond 0.15% of average daily net assets to $500 million;

Portfolio0.125% of average daily net assets over $500 million to $1.5 billion; 0.10% of average daily net assets over $1.5 billion

*In the event the Subadviser invests Portfolio assets in other pooled investment vehicles it manages or subadvises, the Subadviser will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to the Subadviser with respect to the Portfolio assets invested in such acquired fund. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

Dated as of July 31, 2020

EXHIBIT D

ADVANCED SERIES TRUST

AST Western Asset Emerging Markets Debt Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 31st day of July, 2020 between PGIM Investments LLC (PGIM Investments), a New York limited liability company, and AST Investment Services Inc. (ASTIS), a Maryland Corporation (together with PGIM Investments, the Manager), and Western Asset Management Company, LLC (WAMCO or the Subadviser), a California limited liability company.

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PGIM Investments and ASTIS act as Manager of the Trust; and

WHEREAS, the Manager, acting pursuant to the Management Agreement, desires to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust), and to manage such portion of the Trust as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

WHEREAS, the Manager, acting pursuant to the Management Agreement, has entered into a separate subadvisory agreement with Western Asset Management Company Limited (WAML), an affiliate of WAMCO (the WAML Agreement), pursuant to which WAML will provide investment advisory services to the Portfolio and will allocation and re-allocate the assets of the Portfolio between itself and WAMCO; and

NOW, THEREFORE, the Parties agree as follows:

1.(a) Subject to the supervision of the Manager and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust's portfolio as delegated to the Subadviser by the Manager, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)The Subadviser shall provide supervision of such portion of the Trust's investments as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii)In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust's valuation procedures as provided to it by the Manager (the Trust Documents) and with the instructions and directions of the Manager and of the Board of Trustees of the Trust, co-operate with the Manager's (or its designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Manager shall provide Subadviser timely with copies of any updated Trust Documents.

(iii)The Subadviser shall determine the securities, futures contracts and other instruments to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants, including any person or entity affiliated with the Subadviser (collectively, Brokers), to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Manager (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. On occasions when the Subadviser deems the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

(iv)The Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(v)The Subadviser or an affiliate shall provide the Trust's custodian on each business day with information relating to all transactions concerning the portion of the Trust's assets it manages, and shall provide the Manager with such information upon request of the Manager.

(vi)The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and the Manager understand and agree that if the Manager manages the Trust in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii)The Subadviser acknowledges that the Manager and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e- l under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

(b)The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c)The Subadviser shall keep the Trust's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Trust required by Rule 31a-I under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d)The Subadviser is a commodity trading advisor duly registered with the Commodity Futures Trading Commission (the CFTC) and is a member in good standing of the National Futures Association (the NFA). The Subadviser shall maintain such registration and membership in good standing during the term of this Agreement. Further, the Subadviser agrees to notify the Manager promptly upon

(i)a statutory disqualification of the Subadviser under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Subadviser's commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadviser is subject or has been advised it is a target.

(e)In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the CEA, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.

(f)The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, non- public information by the Subadviser and its employees as required by the applicable federal securities laws.

(g)The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(h)The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust's portfolio, subject to such reasonable reporting and other requirements as shall be established by the Manager.

(i)The Subadviser acknowledges that it is responsible for evaluating whether market quotations are readily available for the Trust's portfolio investments and whether those market quotations are reliable for purposes of valuing the Trust's portfolio investments and determining the Trust's net asset value per share and promptly notifying the Manager upon the occurrence of any significant event with respect to any of the Trust's portfolio investments in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Manager, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Manager in valuing investments of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the investments being valued.

(j)The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Trust's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Manager with any reasonable certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Trust and the Manager if the Subadviser becomes aware of any information in the Prospectus that is (or will become) materially inaccurate or incomplete.

(k)The Subadviser shall comply with the Trust's Documents provided to the Subadviser by the Manager. The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Trust Documents.

(l)The Subadviser shall keep the Trust's Manager informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Trust. In this regard, the Subadviser shall provide the Trust, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser's management of the Trust's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Manager that it and its "Advisory Persons" (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser's Code of Ethics and compliance program, respectively, to the Manager. Upon written request of the Manager with respect to material violations of the Code of Ethics directly affecting the Trust, the Subadviser shall permit representatives of the Trust or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-l(d)(1) relating to enforcement of the Code of Ethics.

2.The Manager shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Manager shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3.For the services provided pursuant to this Agreement and the WAML Agreement, the Manager shall pay the Subadviser and WAML as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadviser under this Agreement and to WAML under the WAML Agreement is contingent upon the Manager's receipt of payment from the Trust for management services described under the Management Agreement between the Fund and the Manager. Expense caps or fee waivers for the Trust that may be agreed to by the Manager, but not agreed to by the Subadviser or WAML, shall not cause a reduction in the amount of the payment to the Subadviser or WAML by the Manager.

4.(a) The Subadviser acknowledges that, in the course of its engagement by the Manager, the Subadviser may receive or have access to confidential and proprietary information of the Manager or third parties with whom the Manager conducts business. Such information is collectively referred to as "Confidential Information." Confidential Information includes the Manager's business and other proprietary information, written or oral.

(b)The Subadviser certifies that (i) its treatment of Confidential Information is in compliance with applicable laws and regulations with respect to privacy and data security, and (ii) it has implemented and currently maintains an effective written information security program (Information Security Program) including administrative, technical, and physical safeguards and other security measures necessary to (a) ensure the security and confidentiality of Confidential Information; (b) protect against any anticipated threats or hazards to the security or integrity of Confidential Information; and (c) protect against unauthorized access to, destruction, modification, disclosure or use of Confidential Information that could result in substantial harm or inconvenience to the Manager, or to any person who may be identified by Confidential Information. The Subadviser shall promptly and without unreasonable delay, but in no event more than 48 hours of learning of a material breach of this Section, notify the Manager if the Subadviser is in material breach of this Section. At the Manager's request, the Subadviser agrees to certify in writing to the Manager, its compliance with the terms of this Section.

(c)The Subadviser shall notify the Manager or its agents of its designated primary security manager. The security manager will be responsible for managing and coordinating the performance of the Subadviser's obligations set forth in its Information Security Program and this Agreement.

(d)The Subadviser shall review and, as appropriate, revise its Information Security Program at least annually or whenever there is a material change in the Subadviser's business practices that may reasonably affect the security, confidentiality or integrity of Confidential Information. During the course of providing the services, the Subadviser may not alter or modify its Information Security Program in such a way that will weaken or compromise the security, confidentiality, or integrity of Confidential Information.

(e)The Subadviser shall maintain appropriate access controls, including, but not limited to, limiting access to Confidential Information to the minimum number of the Subadviser's Employees who require such access in order to provide the services to the Manager.

(f)The Subadviser shall conduct periodic risk assessments to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality, and integrity of Confidential Information; and evaluate and improve, where necessary, the effectiveness of its information security controls. Such assessments will also consider the Subadviser's compliance with its Information Security Program and the laws applicable to the Subadviser.

(g)The Subadviser shall conduct regular penetration and vulnerability testing of its information technology infrastructure and networks. If any testing detects any intrusions of any information technology systems processing, storing or transmitting any of the Manager's Confidential Information, the Subadviser shall promptly report those findings to the Manager.

(h)The Subadviser shall notify the Manager, promptly and without unreasonable delay, but in no event more than 48 hours of learning of any unauthorized access or disclosure, unauthorized, unlawful or accidental loss, misuse, destruction, acquisition of, or damage to Confidential Information may have occurred or is under investigation (a Security Incident). Thereafter, the Subadviser shall: (i) promptly furnish to the Manager full details of the Security Incident; (ii) assist and cooperate with the Manager and the Manager's designated representatives in the Manager's investigation of the Subadviser, Employees or third parties related to the Security Incident, which may include requests for all relevant records, logs, files, and data; (iii) cooperate with the Manager in any litigation or other formal action against third parties deemed necessary by the Manager to protect the Manager's rights; and (iv) take appropriate action to prevent a recurrence of any Security Incident.

(i)Upon the Manager's reasonable request at any time during the term of the Agreement, the Subadviser shall promptly provide the Manager with information related to the Subadviser's information security safeguards and practices.

(j)For the purpose of auditing the Subadviser's compliance with this Section, the Subadviser shall provide to the Manager, on reasonable notice reasonable assistance and cooperation of the Subadviser's relevant staff.

5.The Subadviser will not engage any third party to provide services to the portion of the Trust's portfolio as delegated to the Subadviser by the Manager without the express written consent of the Manager. To the extent that the Subadviser receives approval from the Manager to engage a third-party service provider, the Subadviser assumes all responsibility for any action or inaction of the service provider as it related to the Trust's portfolio as delegated to the Subadviser by the Manager. In addition, the Subadviser shall fully indemnify, hold harmless, and defend the Manager and its directors, officers, employees, agents, and affiliates from and against all claims, demands, actions, suits, damages, liabilities, losses, settlements, judgments, costs, and expenses (including but not limited to reasonable attorney's fees and costs) which arise out of or relate to the provision of services provided by any such service provider.

6.The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Trust may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Manager's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

7.This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Manager of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

To the extent that the Manager delegates to the Subadviser management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Manager, the Subadviser agrees that its duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence as of the date the Manager begins the transition process to allocate management responsibility to the Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments) and One Corporate Drive, Shelton, CT 06484, Attention: Secretary (for ASTIS); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadviser at 385 East Colorado Blvd, Pasadena, CA 91101, Attention: Legal Department.

8.Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9.During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Manager also agrees to furnish the Subadviser, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadviser. The Manager further agrees to prospectively make reasonable changes to such materials upon the Subadviser's written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10.This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

11.This Agreement shall be governed by the laws of the State of New York.

12.Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: Senior Vice President

AST INVESTMENT SERVICES, INC.

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: President

WESTERN ASSET MANAGEMENT COMPANY, LLC

By: /s/ Karlen Powell

Name: Karlen Powell

Title: Manager of Client Service Support

SCHEDULE A

ADVANCED SERIES TRUST

AST Western Asset Emerging Markets Debt Portfolio

As compensation for services provided by Western Asset Management Company, LLC (WAMCO), PGIM Investments LLC and AST Investment Services, Inc. will pay WAMCO a subadvisory fee on the Portfolio net assets managed by WAMCO that is equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee for the Portfolio*, **

AST Western Asset Emerging Markets	0.40% of average daily net assets to $100 million;
Debt Portfolio	0.20% of average daily net assets over $100 million

*For purposes of calculating the subadvisory fee, the assets managed by WAMCO in the AST Western Asset Emerging Markets Debt Portfolio will be aggregated with the assets managed by Western Asset Management Company Limited (WAML) in the AST Western Asset Emerging Markets Debt Portfolio.

**In the event WAMCO and WAML invest Portfolio assets in other pooled investment vehicles they manage or subadvise, WAMCO and WAML will waive their subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to WAMCO and WAML with respect to the Portfolio assets invested in such acquired fund. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

Dated as of: July 31, 2020

EXHIBIT E

ADVANCED SERIES TRUST

AST Western Asset Emerging Markets Debt Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 31st day of July, 2020 between PGIM Investments LLC (PGIM Investments), a New York limited liability company, and AST Investment Services Inc. (ASTIS), a Maryland Corporation (together with PGIM Investments, the Manager), and Western Asset Management Company Limited (WAML or the Subadviser),

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PGIM Investments and ASTIS act as Manager of the Trust; and

WHEREAS, the Manager, acting pursuant to the Management Agreement, desires to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust), and to manage such portion of the Trust as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

WHEREAS, the Manager, acting pursuant to the Management Agreement, has entered into a separate subadvisory agreement with Western Asset Management Company, LLC (WAMCO), an affiliate of WAML (the WAMCO Agreement), pursuant to which WAMCO will provide investment advisory services to the Portfolio and will allocation and re-allocate the assets of the Portfolio between itself and WAML; and

NOW, THEREFORE, the Parties agree as follows:

1.(a) Subject to the supervision of the Manager and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust's portfolio as delegated to the Subadviser by the Manager, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)The Subadviser shall provide supervision of such portion of the Trust's investments as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii)In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust's valuation procedures as provided to it by the Manager (the Trust Documents) and with the instructions and directions of the Manager and of the Board of Trustees of the Trust, co-operate with the Manager's (or its designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Manager shall provide Subadviser timely with copies of any updated Trust Documents.

(iii)The Subadviser shall determine the securities, futures contracts and other instruments to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants, including any person or entity affiliated with the Subadviser (collectively, Brokers), to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Manager (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. On occasions when the Subadviser deems the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

(iv)The Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(v)The Subadviser or an affiliate shall provide the Trust's custodian on each business day with information relating to all transactions concerning the portion of the Trust's assets it manages, and shall provide the Manager with such information upon request of the Manager.

(vi)The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and the Manager understand and agree that if the Manager manages the Trust in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii)The Subadviser acknowledges that the Manager and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e- l under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

(b)The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c)The Subadviser shall keep the Trust's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Trust required by Rule 31a-I under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d)The Subadviser is a commodity trading advisor duly registered with the Commodity Futures Trading Commission (the CFTC) and is a member in good standing of the National Futures Association (the NFA). The Subadviser shall maintain such registration and membership in good standing during the term of this Agreement. Further, the Subadviser agrees to notify the Manager promptly upon

(i)a statutory disqualification of the Subadviser under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Subadviser's commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadviser is subject or has been advised it is a target.

(e)In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the CEA, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.

(f)The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, non- public information by the Subadviser and its employees as required by the applicable federal securities laws.

(g)The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(h)The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust's portfolio, subject to such reasonable reporting and other requirements as shall be established by the Manager.

(i)The Subadviser acknowledges that it is responsible for evaluating whether market quotations are readily available for the Trust's portfolio investments and whether those market quotations are reliable for purposes of valuing the Trust's portfolio investments and determining the Trust's net asset value per share and promptly notifying the Manager upon the occurrence of any significant event with respect to any of the Trust's portfolio investments in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Manager, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Manager in valuing investments of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the investments being valued.

(j)The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Trust's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Manager with any reasonable certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Trust and the Manager if the Subadviser becomes aware of any information in the Prospectus that is (or will become) materially inaccurate or incomplete.

(k)The Subadviser shall comply with the Trust's Documents provided to the Subadviser by the Manager. The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Trust Documents.

(l)The Subadviser shall keep the Trust's Manager informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Trust. In this regard, the Subadviser shall provide the Trust, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser's management of the Trust's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Manager that it and its "Advisory Persons" (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser's Code of Ethics and compliance program, respectively, to the Manager. Upon written request of the Manager with respect to material violations of the Code of Ethics directly affecting the Trust, the Subadviser shall permit representatives of the Trust or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-l(d)(1) relating to enforcement of the Code of Ethics.

2.The Manager shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Manager shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3.For the services provided pursuant to this Agreement and the WAMCO Agreement, the Manager shall pay the Subadviser and WAMCO as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadviser under this Agreement and to WAMCO under the WAMCO Agreement is contingent upon the Manager's receipt of payment from the Trust for management services described under the Management Agreement between the Fund and the Manager. Expense caps or fee waivers for the Trust that may be agreed to by the Manager, but not agreed to by the Subadviser or WAMCO, shall not cause a reduction in the amount of the payment to the Subadviser or WAMCO by the Manager.

4.(a) The Subadviser acknowledges that, in the course of its engagement by the Manager, the Subadviser may receive or have access to confidential and proprietary information of the Manager or third parties with whom the Manager conducts business. Such information is collectively referred to as "Confidential Information." Confidential Information includes the Manager's business and other proprietary information, written or oral.

(b)The Subadviser certifies that (i) its treatment of Confidential Information is in compliance with applicable laws and regulations with respect to privacy and data security, and (ii) it has implemented and currently maintains an effective written information security program (Information Security Program) including administrative, technical, and physical safeguards and other security measures necessary to (a) ensure the security and confidentiality of Confidential Information; (b) protect against any anticipated threats or hazards to the security or integrity of Confidential Information; and (c) protect against unauthorized access to, destruction, modification, disclosure or use of Confidential Information that could result in substantial harm or inconvenience to the Manager, or to any person who may be identified by Confidential Information. The Subadviser shall promptly and without unreasonable delay, but in no event more than 48 hours of learning of a material breach of this Section, notify the Manager if the Subadviser is in material breach of this Section. At the Manager's request, the Subadviser agrees to certify in writing to the Manager, its compliance with the terms of this Section.

(c)The Subadviser shall notify the Manager or its agents of its designated primary security manager. The security manager will be responsible for managing and coordinating the performance of the Subadviser's obligations set forth in its Information Security Program and this Agreement.

(d)The Subadviser shall review and, as appropriate, revise its Information Security Program at least annually or whenever there is a material change in the Subadviser's business practices that may reasonably affect the security, confidentiality or integrity of Confidential Information. During the course of providing the services, the Subadviser may not alter or modify its Information Security Program in such a way that will weaken or compromise the security, confidentiality, or integrity of Confidential Information.

(e)The Subadviser shall maintain appropriate access controls, including, but not limited to, limiting access to Confidential Information to the minimum number of the Subadviser's Employees who require such access in order to provide the services to the Manager.

(f)The Subadviser shall conduct periodic risk assessments to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality, and integrity of Confidential Information; and evaluate and improve, where necessary, the effectiveness of its information security controls. Such assessments will also consider the Subadviser's compliance with its Information Security Program and the laws applicable to the Subadviser.

(g)The Subadviser shall conduct regular penetration and vulnerability testing of its information technology infrastructure and networks. If any testing detects any intrusions of any information technology systems processing, storing or transmitting any of the Manager's Confidential Information, the Subadviser shall promptly report those findings to the Manager.

(h)The Subadviser shall notify the Manager, promptly and without unreasonable delay, but in no event more than 48 hours of learning of any unauthorized access or disclosure, unauthorized, unlawful or accidental loss, misuse, destruction, acquisition of, or damage to Confidential Information may have occurred or is under investigation (a Security Incident). Thereafter, the Subadviser shall: (i) promptly furnish to the Manager full details of the Security Incident; (ii) assist and cooperate with the Manager and the Manager's designated representatives in the Manager's investigation of the Subadviser, Employees or third parties related to the Security Incident, which may include requests for all relevant records, logs, files, and data; (iii) cooperate with the Manager in any litigation or other formal action against third parties deemed necessary by the Manager to protect the Manager's rights; and (iv) take appropriate action to prevent a recurrence of any Security Incident.

(i)Upon the Manager's reasonable request at any time during the term of the Agreement, the Subadviser shall promptly provide the Manager with information related to the Subadviser's information security safeguards and practices.

(j)For the purpose of auditing the Subadviser's compliance with this Section, the Subadviser shall provide to the Manager, on reasonable notice reasonable assistance and cooperation of the Subadviser's relevant staff.

5.The Subadviser will not engage any third party to provide services to the portion of the Trust's portfolio as delegated to the Subadviser by the Manager without the express written consent of the Manager. To the extent that the Subadviser receives approval from the Manager to engage a third-party service provider, the Subadviser assumes all responsibility for any action or inaction of the service provider as it related to the Trust's portfolio as delegated to the Subadviser by the Manager. In addition, the Subadviser shall fully indemnify, hold harmless, and defend the Manager and its directors, officers, employees, agents, and affiliates from and against all claims, demands, actions, suits, damages, liabilities, losses, settlements, judgments, costs, and expenses (including but not limited to reasonable attorney's fees and costs) which arise out of or relate to the provision of services provided by any such service provider.

6.The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Trust may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Manager's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

7.This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Manager of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

To the extent that the Manager delegates to the Subadviser management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Manager, the Subadviser agrees that its duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence as of the date the Manager begins the transition process to allocate management responsibility to the Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments) and One Corporate Drive, Shelton, CT, 06484, Attention: Secretary (for ASTIS); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadviser at 10 Exchange Square Primrose Street, London, England EC2A 2 EN, Attention: Legal Department.

8.Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9.During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Manager also agrees to furnish the Subadviser, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadviser. The Manager further agrees to prospectively make reasonable changes to such materials upon the Subadviser's written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10.This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

11.This Agreement shall be governed by the laws of the State of New York.

12.Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: Senior Vice President

AST INVESTMENT SERVICES, INC.

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: President

WESTERN ASSET MANAGEMENT COMPANY LIMITED

By: /s/ Marzo Bernardi

Name: Marzo Bernardi

Title: Director of Global Client Service and Marketing

SCHEDULE A

ADVANCED SERIES TRUST

AST Western Asset Emerging Markets Debt Portfolio

As compensation for services provided by Western Asset Management Company Limited (WAML), PGIM Investments LLC and AST Investment Services, Inc. will pay WAML a subadvisory fee on the Portfolio net assets managed by WAML that is equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee for the Portfolio*, **

AST Western Asset Emerging Markets	0.40% of average daily net assets to $100 million;
Debt Portfolio	0.20% of average daily net assets over $100 million

*For purposes of calculating the subadvisory fee, the assets managed by WAML in the AST Western Asset Emerging Markets Debt Portfolio will be aggregated with the assets managed by Western Asset Management Company, LLC (WAMCO) in the AST Western Asset Emerging Markets Debt Portfolio.

**In the event WAMCO and WAML invest Portfolio assets in other pooled investment vehicles they manage or subadvise, WAMCO and WAML will waive their subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to WAMCO and WAML with respect to the Portfolio assets invested in such acquired fund. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

Dated as of: July 31, 2020

EXHIBIT F

MANAGEMENT OF WESTERN ASSET MANAGEMENT COMPANY LLC (WAMCO)

AND

WESTERN ASSET MANAGEMENT COMPANY LIMITED (WAML)

WAMCO, established in 1971 and effective July 31, 2020, a wholly-owned indirect subsidiary of Franklin Resources, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by WAMCO and its supervised affiliates, including Western Asset Management Company Ltd. – Japan and Western Asset Management Company Pte. Ltd. – Singapore, were approximately $468.5 billion as of June 30, 2020. WAMCO's address is 385 East Colorado Boulevard, Pasadena, California 91101. Effective July 31, 2020, WAML is a wholly-owned indirect subsidiary of Franklin Resources, Inc. WAML acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. WAML is located at 10 Exchange Place, London, England.

Name & Address	Position

James W. Hirschmann*	President and Chief Executive Officer, Western Asset (Chairman)

Jennifer W. Murphy, CFA*	Chief Operating Officer, Western Asset (Executive Director)

Jennifer Johnson**	President, Chief Executive Officer, Franklin Templeton. (Non-Executive Director)

Matthew Nicholls**	Executive Vice President, Chief Financial Officer, Franklin Templeton. (Non-Executive
Director)

Jed A. Plafker**	Executive Vice President, Head of Global Distribution, Franklin Templeton. (Non-Executive
Director)

*The principal mailing address of the principal executive officer and each director is 385 East Colorado Boulevard, Pasadena CA, 91101.

**The principal mailing address of the principal executive officer and each director is 10 Exchange Place, London, England.

COMPARABLE FUNDS FOR WHICH WAMCO/ WAML

SERVE AS ADVISER OR SUBADVISER

The following table lists certain information regarding comparable mutual funds to which WAMCO/WAML provide investment advisory and subadvisory services, other than the Portfolios:

Fund	Net Assets in Millions	Annual Rate of Advisory/Subadvisory Fee Paid to
	(as of June 30, 2020)	WAMCO/WAML

Portfolio 1	$631	50bps on the first $25mm
		15bps $25mm
Portfolio 4	$374	20bps on net assets
Portfolio 5	$715	30bps on the first $100mm
		15bps on excess of $100mm
Portfolio 6	$4,246	22.5bps on the first $300mm
		15bps on the next $1.7B
		10bps on excess of $2B
Portfolio 7	$1,006	20bps on the first $50mm
		17bps on the next $50mm
		14bps on the next $250mm
		9bps on the next $1.65B
		5bps on excess of $2B
Portfolio 8	$262	20bps on the first $50mm
		17bps on the next $50mm
		14bps on the next $250mm

F-1

Fund	Net Assets in Millions	Annual Rate of Advisory/Subadvisory Fee Paid to
	(as of June 30, 2020)	WAMCO/WAML
		9bps on the next $1.65B
		5bps on excess of $2B
Portfolio 10	$133	22.5bps on the first $300mm
		15bps on the next $1.7B
		10bps on excess of $2B
Portfolio 1	$877	20bps on the balance
Portfolio 4	$33	60bps on net assets
Portfolio 1	$473	35bps on the first $10bn/JPY
		15bps on the balance
Portfolio 2	$25,919	30bps on the first $11bn/JPY
		15bps on the balance

F-2

EXHIBIT G

MANAGEMENT OF WESTERN ASSET MANAGEMENT COMPANY LTD. (WESTERN ASSET JAPAN)

Effective July 31, 2020, Western Asset Japan, a wholly owned indirect subsidiary of Franklin Resources, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Western Asset Japan is located at 36F Shin-Marunouchi Building, 5-1 Marunouchi 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan.

Name & Address	Position

James W. Hirschmann*	President and Chief Executive Officer, Western Asset (Chairman)

Jennifer W. Murphy, CFA*	Chief Operating Officer, Western Asset (Executive Director)

Jennifer Johnson**	President, Chief Executive Officer, Franklin Templeton. (Non-Executive Director)

Matthew Nicholls**	Executive Vice President, Chief Financial Officer, Franklin Templeton. (Non-Executive
Director)

Jed A. Plafker**	Executive Vice President, Head of Global Distribution, Franklin Templeton. (Non-Executive
Director)

*The principal mailing address of the principal executive officer and each director is 385 East Colorado Boulevard, Pasadena CA, 91101.

**The principal mailing address of the principal executive officer and each director is 10 Exchange Place, London, England.

COMPARABLE FUNDS FOR WHICH WESTERN ASSET JAPAN

SERVE AS ADVISER OR SUBADVISER

The following table lists certain information regarding comparable mutual funds to which Western Asset Japan provides investment advisory and subadvisory services, other than the AST Western Asset Corporate Bond Portfolio:

Fund	Net Assets in Millions	Annual Rate of Advisory/Subadvisory Fee Paid to Western Asset
	(as of June 30, 2020)	Japan

Portfolio 1	$473	35bps on the first $10bn/JPY
		15bps on the balance
Portfolio 2	$25,919	30bps on the first $11bn/JPY
		15bps on the balance

G-1

EXHIBIT H

MANAGEMENT OF WESTERN ASSET MANAGEMENT COMPANY PTE. LTD.

(WESTERN ASSET SINGAPORE)

Effective July 31, 2020, Western Asset Singapore, a wholly-owned indirect subsidiary of Franklin Resources, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Western Asset Singapore is located at 1 George Street #23-01, Singapore 049145.

Name & Address	Position

James W. Hirschmann*	President and Chief Executive Officer, Western Asset (Chairman)

Jennifer W. Murphy, CFA*	Chief Operating Officer, Western Asset (Executive Director)

Jennifer Johnson**	President, Chief Executive Officer, Franklin Templeton. (Non-Executive Director)

Matthew Nicholls**	Executive Vice President, Chief Financial Officer, Franklin Templeton. (Non-Executive
Director)

Jed A. Plafker**	Executive Vice President, Head of Global Distribution, Franklin Templeton. (Non-Executive
Director)

*The principal mailing address of the principal executive officer and each director is 385 East Colorado Boulevard, Pasadena CA, 91101.

**The principal mailing address of the principal executive officer and each director is 10 Exchange Place, London, England.

COMPARABLE FUNDS FOR WHICH WESTERN ASSET SINGAPORE

SERVE AS ADVISER OR SUBADVISER

The following table lists certain information regarding comparable mutual funds to which Western Asset Singapore provides investment advisory and subadvisory services, other than the AST Western Asset Corporate Bond Portfolio:

Fund	Net Assets in Millions	Annual Rate of Advisory/Subadvisory Fee Paid to Western Asset
	(as of June 30, 2020)	Singapore

Portfolio 1
	$473	35bps on the first $10bn/JPY
15bps on the balance
Portfolio 2	$25,919	30bps on the first $11bn/JPY
15bps on the balance

H-1

EXHIBIT I

SHAREHOLDER INFORMATION

As of September 30, 2020, the Trustees and officers of AST, as a group, owned less than 1% of the outstanding shares of the Portfolio.

As of September 30, 2020, the owners, directly or indirectly, of more than 5% of the outstanding shares of any share class of the Portfolio were as follows:

Portfolio Name	Shareholder Name	Registration		Shares/Percentage

AST Western Asset Core	Pruco Life Insurance Company	Attn: Separate Accounts, 7th		86,553,276.690/30.43%
Plus Bond Portfolio	PLAZ Annuity	Floor
		213	Washington Street
Newark, NJ 07102

	Advanced Series Trust	655	Broad Street, 17th Floor	48,562,022.020/17.07%
	AST Preservation Asset	Newark, NJ 07102
Allocation Portfolio

	Advanced Series Trust	655	Broad Street, 17th Floor	47,956,615.855/16.86%
	AST Preservation Asset	Newark, NJ 07102
Allocation Portfolio

	Pru Annuity Life Assurance Corp.	Attn: Separate Accounts, 7th		41,807,290.003/14.70%
	PALAC - Annuity	Floor
		213	Washington Street
Newark, NJ 07102
	Advanced Series Trust	655	Broad Street, 17th Floor	36,958,152.827/12.99%
	AST Capital Growth Asset	Newark, NJ 07102
Allocation Portfolio

AST Western Asset	PALAC Seed Account	Attn: Public Investment Ops.		499,500.000/71.62%
Corporate Bond Portfolio		655	Broad Street, 17th Floor
Newark, NJ 07102

	Pruco Life Insurance Company	Attn: Separate Accounts, 7th		197,457.212/28.31%
	PLAZ Annuity	Floor
		213	Washington Street
Newark, NJ 07102
AST Western Asset	Advanced Series Trust	655	Broad Street, 17th Floor	3,660,570.713/29.33%
Emerging Markets Debt	AST Preservation Asset	Newark, NJ 07102
Portfolio	Allocation Portfolio

	Advanced Series Trust	655	Broad Street, 17th Floor	3,625,270.282/29.05%
	AST Balanced Asset Allocation	Newark, NJ 07102
Portfolio

	Advanced Series Trust	655	Broad Street, 17th Floor	2,775,800.911/22.24%
	AST Capital Growth Asset	Newark, NJ 07102
Allocation Portfolio

	Pruco Life Insurance Company	Attn: Separate Accounts, 7th		742,246.776/5.95%
	PLAZ Annuity	Floor
		213	Washington Street
Newark, NJ 07102

I-1

ADVANCED SERIES TRUST

AST Western Asset Core Plus Bond Portfolio

AST Western Asset Corporate Bond Portfolio

AST Western Asset Emerging Markets Debt Portfolio

655 Broad Street

17th Floor

Newark, New Jersey 07102

IMPORTANT NOTICE OF INTERNET

AVAILABILITY OF INFORMATION STATEMENT

(the Notice)

The Information Statement referenced in this Notice is available at:

www.PrudentialAnnuities.com/investor/invprospectus

This Notice is to inform you that an information statement (the Information Statement) regarding new subadvisory agreements for each of the AST Western Asset Core Plus Bond Portfolio, AST Western Asset Corporate Bond Portfolio and the AST Western Asset Emerging Markets Debt Portfolio (each, a Portfolio, and collectively, the Portfolios), each a series of the Advanced Series Trust (the Trust), is now available at the website referenced above. Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access the Portfolios' website to review a complete copy of the Information Statement, which contains important information about the Portfolios' subadvisers and the new subadvisory agreements.

As discussed in the Information Statement, at a regular meeting held on June 15-16, 2020, the Board of Trustees (the Board) of the Trust approved new subadvisory agreements (each, a New Subadvisory Agreement, and collectively, the New Subadvisory Agreements) for each Portfolio. PGIM Investments LLC (PGIM Investments) and AST Investment Services, Inc. (ASTIS, and together with PGIM Investments, the Manager), as investment managers to the AST Western Asset Core Plus Bond Portfolio and AST Western Asset Emerging Markets Debt Portfolio, have entered into New Subadvisory Agreements with Western Asset Management Company (WAMCO) and Western Asset Management Company Limited (WAML). PGIM Investments as the sole investment manager to the AST Western Asset Corporate Bond Portfolio, has entered into a New Subadvisory Agreement with WAMCO, WAML, Western Asset Management Company Ltd. – Japan; and Western Asset Management Company Pte. Ltd. – Singapore (collectively, Western Asset).

The Board's approval of the New Subadvisory Agreements was in connection with the change of control of Legg Mason, Inc. (Legg Mason), the parent company of Western Asset, which resulted from Franklin Resources, Inc.'s (Franklin) acquisition of Legg Mason. In February 2020, Legg Mason entered into an agreement with Franklin under which Franklin would acquire Legg Mason (the Transaction). The Transaction closed on July 31, 2020. Franklin is a holding company that, together with its subsidiaries operates as Franklin Templeton®. Upon the closing of the Transaction, Legg Mason became a direct wholly-owned subsidiary of Franklin, and Western Asset became an indirect subsidiary of Franklin. As such, the Transaction resulted in a change of control of Legg Mason and Western Asset and, therefore, an assignment (within the meaning of the Investment Company Act of 1940) and automatic termination of the prior subadvisory agreements between the Manager and Western Asset for the Portfolios.

The New Subadvisory Agreements became effective on July 31, 2020, and are identical to the prior subadvisory agreements between the Manager and Western Asset. The investment management agreements relating to the Portfolios have not been, and will not be, changed as a result of the New Subadvisory Agreements. The Manager will continue to manage the Portfolios, as applicable.

The Manager has received exemptive orders from the Securities and Exchange Commission that allow it, subject to certain conditions, to hire certain subadvisers and to make changes to existing subadvisory agreements without obtaining shareholder approval. As required by the exemptive order pertaining to subadvisers that are unaffiliated with the Trust and the Manager, the Portfolios are required to provide information to shareholders about a new subadviser within 90 days of the hiring of the new subadviser. The Information Statement is designed to satisfy this requirement.

This Notice is being mailed on or about October 12, 2020, to all shareholders of record as of the close of business on July 31, 2020. A copy of the Information Statement will remain on the Portfolios' website until January 11, 2021.

You can obtain a paper copy of the complete Information Statement, without charge, by writing the Trust at 655 Broad Street, 17th Floor, Newark, New Jersey 07102, or by calling (800) 778-2255 (toll free). You can request a complete copy of the Information Statement until January 11, 2021. To ensure prompt delivery, you should make your request no later than December 28, 2020. Please note that you will not receive a paper copy unless you request it.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Notice will be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and other materials that the Trust sends. If you would like to receive an additional copy, please contact the Trust by writing to the Trust's address, or by calling the telephone number shown above. The Trust will then promptly deliver, upon request, a separate copy of this Notice to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust's shareholder reports and other materials in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

This Notice and the Information Statement are for your information only. You are not required to take any action.

ASTWAIS-B